Exhibit 99.1

Fourth Quarter Investor Presentation A Public Non - Traded Real Estate Investment Trust* American Realty Capital – Retail Centers of America Publicly Registered Non - Traded Real Estate Investment Trust

RISK FACTORS American Realty Capital – Retail Centers of America 2 Risk Factors Investing in our common stock involves a high degree of risk . You should purchase these securities only if you can afford a complete loss of your investment . See the section entitled “Risk Factors” in the Annual Report on Form 10 - K for a discussion of the risks which should be considered in connection with our Company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s Annual Report on Form 10 - K for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details.

ACQUISITION STRATEGY American Realty Capital – Retail Centers of America 3 Acquire Large Retail Assets Diversify by Tenant and Geography Obtain Lease Terms of 5 Years or Greater Buy Assets at Least 80% Leased at Time of Purchase Buy at Discount to Replacement Cost Focused on acquiring existing anchored, stabilized core retail properties; including power centers, lifestyle centers, grocery - anchored shopping centers (with a purchase price in excess of $20.0 million) that are at least 80.0% leased at the time of acquisition in core U.S. markets at a discount to replacement cost with the goal of realizing long term value through leasing up at market rents. Portfolio constructed with exit in mind, through listing on a national exchange or acquisition by a larger shopping center REIT.

PORTFOLIO UPDATE American Realty Capital – Retail Centers of America 4 Total Portfolio Owned : $1.28 Billion Number of Properties: 35 Total Square Feet: 7.5 Million Leased Occupancy: 95.1% Weighted Avg . Remaining Lease Term: 5.5 years 11% 89% Lifestyle Center Power Center Based on square feet Data as of December 31, 2015

NAV CALCULATION American Realty Capital – Retail Centers of America 5 Estimated Per Share NAV The board of directors (the “Board”) of American Realty Capital — Retail Centers of America, Inc. (the “Company”) previously adopted valuation guidelines used in connection with determining the estimated net asset value per share of the Company’s common stock. The valuation guidelines provide that American Realty Capital Retail Advisor, LLC (the “Advisor”) calculates the estimated per - share net asset value (“Estimated Per - Share NAV”) taking into consideration the appraisals of the Company’s real estate assets (each asset individually, a “Real Estate Asset” and collectively with related land parcels, the “Real Estate Assets”) performed by an independent valuation firm in accordance with the valuation guidelines established by the Board. The Advisor reviews valuations established by the independent valuation firm for consistency with the valuation guidelines and the reasonableness of the independent valuation firm’s conclusions. The Board oversees the Advisor’s Estimated Per - Share NAV calculation and reviews and approves the valuation. The Board relies on the Advisor’s valuation; however the Board may, in its discretion and as appropriate, consider other factors . On March 7, 2016, the independent directors of the Board, which comprise a majority of the Board, unanimously approved an Estimated Per - Share NAV equal to $9.00 based on an estimated fair value of the Company’s assets less the estimated fair value of the Company’s liabilities, divided by 96,866,354 shares of common stock outstanding on a fully diluted basis as of December 31, 2015. There have been no material changes between December 31, 2015 and the date hereof this filing that management of the Company believes would impact the overall Estimated Per - Share NAV . From Retail Centers of America 8 - K Filed March 11, 2016

KEY INITIATIVES American Realty Capital – Retail Centers of America 6 □ Review opportunities to increase NOI at existing properties. □ Assess capacity on the line of credit and consider additional leverage to complete acquisitions and increase cash flow from operations. □ Evaluate current portfolio for dispositions and/or joint venture opportunities. □ Monitor the publicly traded REIT market and evaluate liquidity options.

ARC RCA BALANCE SHEET American Realty Capital – Retail Centers of America 7 American Realty - Retail Centers of America, Inc. Balance Sheet Metrics – 12/31/2015 (all in $000s) Total Assets $1,286,847 Debt Outstanding: Mortgage Notes Payable $128,945 Mortgage Premiums, net $4,764 Line of Credit Outstanding $304,000 Total Debt Outstanding $437,259 Total Debt / Total Assets 34.0% • Leverage is currently well below the 50% expected leverage as set forth in the investment guidelines in the Prospectus. • Low secured debt outstanding provides opportunity to expand the balance sheet. • Additional leverage and acquisitions could assist in distribution coverage from cash flow from operations.

MARKET CONDITIONS American Realty Capital – Retail Centers of America 8 Private Market Cap Rates 2005 - 2015 Total Retail Transaction Volume 2006 - 2015 Same Store NOI Growth 1995 - 2015 • Cap Rates near all time lows driven by lack of retail supply, strong NOI growth and attractive cash yields for levered buyers • Retail transaction volume has steadily increased year - over - year since 2009; 2015 volumes are an all time high • Shopping center same - store NOI growth is near historic peak levels, and are expected to stay consistent through 2019 • Overall highly favorable deal environment driven by high capital flows into Real Estate Source: Capital IQ, FactSet, Green Street Advisors, SNL Financial

EXPERIENCED MANAGEMENT TEAM American Realty Capital – Retail Centers of America 9 Katie P. Kurtz CFO / Treasurer / Secretary Michael Weil CEO / President Kase Abusharkh CIO ARC Retail Centers of America is led by seasoned professionals with extensive and dynamic experience in real e state Leslie Michelson Lead Independent Director Audit Committee Chair Edward G. Rendell Independent Director Michael Weil Chairman Board of Directors Leadership

LINCOLN PROPERTY CO. American Realty Capital – Retail Centers of America 10 Overview* ◙ Founded 1965 ◙ Among Largest Private Diversified Real Estate Firms in U.S. ◙ $32 Billion Real Estate Assets Under Management ◙ 6 ,000 Employees ◙ 40 Administrative Offices in U.S./Europe ◙ 300 Management Offices in 32 States Access to Lincoln Property Company through Service Provider * Lincoln Retail REIT Services, LLC (“Lincoln Retail”) is a recently formed entity that was organized specifically to provide real esta te services to ARC – Retail Centers on behalf of its advisor. Lincoln Retail has agreed to engage the services of its affiliates as necessary, to maintain an ad equ ate number of skilled and licensed employees, in addition to all systems, equipment and software needed to carry out the services for which it has been engaged, exclusively f or the benefit of ARC – Retail Centers. Per the services agreement, Lincoln Retail is responsible for the services that it has undertaken to provide and its affiliates are n ot contractually bound to provide it with assistance. Lincoln Property Company does not function as ARC – Retail Centers’ service provider.

RISK FACTORS Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” disclosed in our Annual Rep ort on Form 10 - K for the year ended December 31, 2015. The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements: • All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in American Re alty Capital Retail Advisor, LLC, (our "Advisor"), or other entities affiliated with AR Global Investments, LLC (the successor bus ine ss to AR Capital, LLC, "AR Global" or the "Parent of our Sponsor"), the parent of our sponsor, American Realty Capital IV, LLC ( our "Sponsor"). As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including conflic ts created by our Advisor's and its affiliates' compensation arrangements with us and other investment programs advised by affiliates of th e P arent of our Sponsor and conflicts in allocating time among these investment programs and us, which could negatively impact our operating results. • Lincoln Retail REIT Services, LLC, a Delaware limited liability company ("Lincoln") and its affiliates have to allocate time between providing real estate - related services to our Advisor and other programs and activities in which they are presently invo lved or may be involved in the future. • We depend on tenants for revenue and, accordingly, our revenue is dependent upon the success and economic viability of our tenants. • Our tenants may not achieve the rental rate incentives in their lease agreements with us, which may impact our results of ope rat ions. • Increases in interest rates could increase the amount of our interest payments associated with our credit facility, as amende d, (our "Credit Facility") and limit our ability to pay distributions. • We are permitted to pay distributions of unlimited amounts from any source. There are no established limits on the amount of borrowings that we may use to fund distribution payments. American Realty Capital – Retail Centers of America 11

RISK FACTORS • We have not generated, and in the future may not generate, operating cash flows sufficient to cover 100 % of our distributions, and, as such, to maintain the level of distributions, we may need to fund some portion of distributions from borrowings, which may be at unfavorable rates, or depend on our Advisor to waive reimbursement of certain expenses or fees . There is no assurance that our Advisor will waive reimbursement of expenses or fees . • We may be unable to maintain cash distributions at the current rate or increase distributions over time . • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates . • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . • We are subject to risks associated with any dislocation or liquidity disruptions that may exist or occur in the credit markets of the United States of America . • We may fail to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and the cash available for distributions . • We may be deemed to be an investment company under the Investment Company Act of 1940 , as amended (the "Investment Company Act"), and thus be subject to regulation under the Investment Company Act . American Realty Capital – Retail Centers of America 12

▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com American Realty Capital – Retail Centers of America www.RetailCentersofAmerica.com